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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MARCH 6, 2002


                             ALDERWOODS GROUP, INC.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)




          DELAWARE                     000-33277                52-1522627
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(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                    Identification No.)

   311 ELM STREET, SUITE 1000
         CINCINNATI, OHIO                                         45202
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(Address of Principal Executive Offices)                        (Zip code)


        Registrant's telephone number, including area code: 513-768-7400
                                                            ------------


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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 8.  CHANGE IN FISCAL YEAR.

         On March 6, 2002, the Board of Directors of Alderwoods Group, Inc. (the "Company") approved a change in the Company's fiscal year end from December 31 to the Saturday nearest to the last day of December in each year (whether before or after such date). This change will be effective for fiscal year 2002, which will end on December 28, 2002. Each quarter will consist of a 13-week period ending on a Saturday. In fiscal years consisting of 53 weeks, the final quarter will consist of 14 weeks. There will be no transition period for such change in fiscal year end.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ALDERWOODS GROUP, INC.


                                        By:   /s/  James D. Arthurs
                                              --------------------------------
                                              Name:  James D. Arthurs
                                              Title: Senior Vice President,
                                                     Information & Marketing
                                                     Services

Date:  March 7, 2002